                                                                    EXHIBIT 10.1


              FOURTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

        This Fourth Amendment to Revolving Credit Loan Agreement dated as of August 5, 1994 (the "Fourth Amendment") by and among INTERFACE FLOORING SYSTEMS, INC., a corporation organized and existing under the laws of the State of Georgia (the "Borrower"), TRUST COMPANY BANK, Georgia banking corporation (the "Bank") and for the purpose of consenting to this Fourth Amendment, INTERFACE, INC., a Georgia corporation ("Interface").


                              W I T N E S S E T H:


        WHEREAS, the Borrower, the Bank and Interface are parties to that certain Revolving Credit Loan Agreement dated as of August 5, 1991, as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 30, 1992, by that certain Second Amendment to Revolving Credit Agreement dated as of August 5, 1993 and as further amended by that certain Third Amendment to Revolving Credit Agreement dated as of June 15, 1994 pursuant to which the Bank agreed to make to the Borrower certain revolving credit loans in an aggregate principal amount at any one time outstanding not to exceed $4,250,000.00 (as amended, the "Loan Agreement"; all terms used herein without definition shall have the meanings set forth in the Loan Agreement); and

        WHEREAS, the Borrower has requested and the Bank has agreed to extend the Commitment for an additional year and to make certain other conforming changes to the Loan Agreement;

        NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) in hand paid by Borrower and Interface and the Bank and for further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

        1. The Loan Agreement is hereby amended by deleting Section 2.01 in its entirety and substituting the following in lieu thereof:

        `"SECTION 2.01. Commitment and Revolving Credit Note. Subject to and upon the terms and conditions set forth in this Agreement, the Bank establishes until August 5, 1995 a revolving credit in favor of the Borrower in aggregate principal at any one time outstanding not to exceed $4,250,000 (the "Commitment"). Within the limits of the Commitment, the Borrower may borrow, repay and reborrow under the terms of this Agreement; provided, however, that the

    Borrower may neither borrow nor reborrow should there exist a Default or an Event of Default (which has not been waived in accordance with the terms of this Agreement). All Borrowings under the Commitment shall be evidenced by a single Revolving Credit Note payable to the Bank in the form of Exhibit A attached hereto with appropriate insertions. The Revolving Credit Note shall be dated the date hereof, shall be payable to the order of the Bank in a principal amount equal to the Commitment, shall bear interest as hereinafter provided and shall mature on August 5, 1995 or sooner should the principal and accrued interest thereon be declared immediately due and payable as provided for hereinafter (the "Termination Date"). The aggregate principal amount of each Borrowing under the Commitment shall be not less than $100,000.00 and shall be in integral multiples of $50,000.00. The Bank shall not have any obligation to advance funds in excess of the amount of the Commitment."

        2. The Loan Agreement is hereby amended by deleting Exhibit "A" attached thereto in its entirety and substituting therefor Exhibit "A" attached hereto and incorporated herein by this reference.

        3. This Fourth Amendment shall be effective upon the receipt of the Bank of a duly executed counterpart of this Fourth Amendment in its office in Atlanta, Georgia together with duly executed revolving credit note in the form of Exhibit "A" attached hereto. Upon such receipt all references to the Loan Agreement shall mean the Loan Agreement as amended by this Fourth Amendment, all references to the "Revolving Credit Note" or "Note" shall mean the revolving credit note delivered pursuant hereto, and all references to the "Termination Date" shall mean the Termination Date as defined in this Fourth Amendment. Except as expressly provided in this Fourth Amendment, the execution and delivery of this Fourth Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or waiver of the noncompliance with the provisions of the Loan Agreement and, except as specifically provided in this Fourth Amendment, the Loan Agreement shall remain in force and effect.

        4. This Fourth Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        5. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without regard to the conflict of laws principles thereof.


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
        IN WITNESS WHEREOF the parties hereto have caused this Fourth Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written on this 5th day of August, 1994.


                                                INTERFACE FLOORING SYSTEMS, INC.


                                                By: /s/ Daniel T. Hendrix
                                                    ----------------------------
                                                    Daniel T. Hendrix

                                                    Title: Vice President
                                                           ---------------------




                                                TRUST COMPANY BANK


                                                By:
                                                    ----------------------------

                                                    Title:
                                                           ---------------------


                                                By:
                                                    ----------------------------

                                                    Title:
                                                           ---------------------





ACKNOWLEDGED, CONSENTED TO AND AGREED
AS OF THE 5TH DAY OF AUGUST, 1994:


INTERFACE, INC.


By: /s/ Daniel T. Hendrix
    ----------------------------
    Daniel T. Hendrix

    Title: Vice President
           ---------------------

THE UNDERSIGNED GUARANTORS HEREBY CONSENT AND AGREE TO THE TERMS OF THE FOREGOING FOURTH AMENDMENT AND HEREBY RATIFY AND CONFIRM THAT THE GUARANTY AGREEMENTS REMAIN IN FULL FORCE AND EFFECT AS OF THIS 5TH DAY OF AUGUST, 1994:



INTERFACE, INC.


By: /s/ Daniel T. Hendrix
    ----------------------------
    Daniel T. Hendrix

    Title: Vice President
           ----------------------


INTERFACE EUROPE, INC., formerly,
  Interface International, Inc.


By: /s/ Daniel T. Hendrix
    ----------------------------
    Daniel T. Hendrix

    Title: Vice President
           ----------------------

ROCKLAND REACT-RITE, INC.


By: /s/ Daniel T. Hendrix
    ----------------------------
    Daniel T. Hendrix

    Title: Vice President
           ----------------------

INTERFACE RESEARCH CORPORATION


By: /s/ Daniel T. Hendrix
    ----------------------------
    Daniel T. Hendrix

    Title: Vice President
           ----------------------

PANDEL, INC.

By: /s/ Daniel T. Hendrix
    ----------------------------
    Daniel T. Hendrix

    Title: Vice President
           ----------------------

                                                                       EXHIBIT A

                             REVOLVING CREDIT NOTE



U.S. $4,250,000.00                                              August 5, 1994
                                                                Atlanta, Georgia


FOR VALUE RECEIVED, the undersigned INTERFACE FLOORING SYSTEMS, INC., a Georgia corporation (herein called the "Company"), hereby promises to pay to the order of TRUST COMPANY BANK, a Georgia banking corporation (herein, together with any subsequent holder hereof, called the "Bank"), the lesser of (i) the principal sum of FOUR MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($4,250,000.00) or (ii) outstanding principal amount of the Borrowings made by the Company pursuant to the terms of the Loan Agreement referred to below on the earlier of (x) August 5, 1995 and (y) the date on which all amounts outstanding under this Revolving Credit Note have become due and payable pursuant to the provisions of Article VI of the Loan Agreement. The Company likewise promises to pay interest on the outstanding principal amount of each such Borrowing, at such interest rates, payable at such times, and computed in such manner, as are specified in the Loan Agreement in strict accordance with the terms thereof.

        The Bank shall record all Borrowings made pursuant to the Loan Agreement and all payments of principal of such Borrowings and, prior to any transfer hereof, shall endorse such Borrowings and payments on the schedule annexed hereto and made a part hereof, or on any continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that delay or failure of the Bank to make any such endorsement or recordation shall not affect the obligations of the Company hereunder or under the Loan Agreement with respect to the Borrowings evidenced hereby.

        Any principal or interest (to the extent permitted by law) due under this Revolving Credit Note that is not paid on the due date therefor, whether on the maturity date, or resulting from the acceleration of maturity upon the occurrence of an Event of Default, shall bear interest from the date due to payment in full at the rate as provided in Section 2.15 of the Loan Agreement.

        All payments of principal and interest shall be made in lawful money of the United States of America in immediately available funds at the office of the Bank specified in the Loan Agreement.

        This Revolving Credit Note is issued pursuant to, and is the Revolving Credit Note referred to in, the Loan Agreement dated as of August 5, 1991 among the Company, Interface, Inc., a Georgia corporation, and the Bank, as amended by that certain First Amendment to Revolving Credit Loan Agreement dated as of June 30, 1992, as further extended and amended by that certain Fourth Amendment to Revolving Credit Loan Agreement dated as of August 5, 1993, as further amended by that certain Third Amendment to Revolving Credit Agreement dated as of June 15, 1994 and as further extended and amended by that certain Fourth Amendment to Revolving Credit Agreement dated as of even date herewith (as the same may be further amended, modified and supplemented from time to time, the "Loan Agreement"), and the Bank is and shall be entitled to all benefits thereof and all Guaranties executed and delivered to the Bank in connection therewith. Terms defined in the Loan Agreement are used herein with the same meaning. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

        The Company agrees to make payments of principal on the dates and in the amounts specified in the Loan Agreement in strict accordance with the terms thereof.

        This Revolving Credit Note may be prepaid in whole or in part without premium or penalty but with accrued interest on the principal amount prepaid to the date of prepayment in accordance with the terms and conditions of Section
2.06 of the Loan Agreement.

        In case an Event of Default shall occur and be continuing, the principal and all accrued interest of this Revolving Credit Note may automatically become, or be declared, due and payable in the manner and with the effect provided in the Loan Agreement. The Company agrees to pay, and save the Bank harmless against any liability for the payment of, all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees actually incurred, arising in connection with the enforcement by the Bank of any of its rights under this Revolving Credit Note or the Loan Agreement.


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
        This Revolving Credit Note has been executed and delivered in Georgia and the rights and obligations of the Bank and the Company hereunder shall be construed in accordance with and governed by the laws (without giving effect to the conflict of law principles thereof) of the State of Georgia.

        This Revolving Credit Note extends and replaces that certain Revolving Credit Note dated as of August 5, 1991 made by the Company to the Bank in the principal amount hereof and is not being given by the Company or accepted by the Bank as a novation thereof.

        The Company expressly waives any presentment, demand, protest or notice in connection with this Revolving Credit Note, now or hereafter required by applicable law. Time is of the essence of this Revolving Credit Note.

        IN WITNESS WHEREOF, the Company has caused this Revolving Credit Note to be executed and delivered by its duly authorized officers as of the date first above written.

                                              INTERFACE FLOORING SYSTEMS, INC.



                                              By: /s/ Daniel T. Hendrix
                                                  ------------------------------
                                                  Name:  Daniel T. Hendrix
                                                  Title: Vice President and
                                                         Treasurer


                                              Attest: /s/ Raymond S. Willoch
                                                      --------------------------
                                                      Name:  Raymond S. Willoch
                                                      Title: Assistant Secretary

                                                              [CORPORATE SEAL]

                     BORROWINGS AND PAYMENTS OF PRINCIPAL


                                                           Last Day of
               Amount                        Amount of     Applicable
               of               Interest     Principal     Interest    Notation
Date           Borrowing        Rate         Prepaid       Period      Made By

________________________________________________________________________________





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